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                                                              EXHIBIT 10(a)(1)


                                 LOAN AGREEMENT

June 30, 1996

BETWEEN
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BORROWER                        and                      LENDER
BodyBilt Seating, Inc.                                   The First National Bank
One BodyBilt Place                                                 of Bryan
Navasota, Texas  77868                                   2807 Texas Ave.
                                                         Bryan, Texas 77802
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This Loan Agreement (Agreement) is made on the above date by and between
Borrower and Lender.

1. THE LOAN. Lender agrees to lend and Borrower agrees to borrow an amount not to exceed the sum of Two Million and No/100 --- Dollars ($2,000,000.00) (the Loan) on the terms and conditions set forth herein. This loan will be evidenced by Borrower's Note or Notes in the form attached hereto as Exhibit A, or any renewal thereof with interest and principal payable as stated therein (the Note).

2. SECURITY. When Collateral is pledged as security for the Loan, Borrower will grant to Lender a first lien in the Collateral (unless otherwise represented) and agrees to do all things necessary to perfect the lien of Lender in such Collateral.

3. GUARANTEES. This loan will be unconditionally guaranteed as evidenced by guarantees executed by Mark A. McMillan.

4.       REPRESENTATIONS.

         A. GOOD STANDING. Borrower is a corporation, duly organized and in good standing, under the laws of The State of Texas and has the power to own its property and to carry on its business in each jurisdiction in which Borrower operates.

         B. AUTHORITY AND COMPLIANCE. Borrower has full power and authority to enter into this Agreement, to make the borrowing hereunder, to execute and deliver the Note and to incur the obligations provided for herein, all of which has been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority is required as a condition to the validity of this Agreement or the Note, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

         C. BINDING AGREEMENT. This Agreement constitutes, and the Note when issued and delivered pursuant hereto for value received will constitute, valid and legally binding obligations of Borrower in accordance with their terms.

         D. LITIGATION. There are no proceedings pending or, to the knowledge of Borrower, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition or operations of





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                 Borrower or any subsidiary, except as disclosed to Lender in writing prior to the date of this agreement.

         E. NO CONFLICTING AGREEMENTS. There are no charter, bylaw or stock provisions of Borrower and no provisions of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the Note,

         F. OWNERSHIP OF ASSETS. Borrower has good title to any Collateral pledged and the Collateral is owned free and clear of liens. Borrower will at all times maintain its tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear.

         G. TAXES. All income taxes and other taxes due and payable through the date of this Agreement have been paid prior to becoming delinquent.

         H. FINANCIAL STATEMENTS. The books and records of Borrower properly reflect the Borrower's financial condition, and there has been no material change in Borrower's financial condition as represented in statements dated March 31, 1996.

         I. PLACE OF BUSINESS. Borrower's principal place of business is in Navasota, Texas.

         J. LEASES. Borrower is not the lessee of any real or personal property except as has been disclosed in writing to Lender.

5. AFFIRMATIVE COVENANTS. So long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrower hereunder, Borrower will

         A. WORKING CAPITAL AND TANGIBLE NET WORTH. In accordance with generally accepted accounting principles:

                 1. Maintain working capital of not less than $500,000.00.

                 2. Maintain a ratio of current assets to current liabilities of not less than 1.50 to 1.

                 3. Maintain tangible net worth of not less than $1,750,000.00.

                 4. Not permit the ratio of tangible net worth to total liabilities to be less than 1 to 1.

         B. FINANCIAL STATEMENTS. Maintain a system of accounting satisfactory to Lender and in accordance with generally accepted accounting principles consistently applied, and will permit Lender's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Lender may desire, and will pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes. Unless written notice of another location is given to Lender, Borrower's books and records will be located at: One BodyBilt Place, Navasota, Texas and 4445 Carter Creek Parkway, Bryan, Texas.


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                 1.       Furnish to Lender year end CPA audited financial
                          statements with a nonqualified opinion to include balance sheet, operating statement and surplus reconciliation, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 120 days after the end of each annual accounting period.

                 2. Furnish to Lender quarterly financial statements, to include balance sheet and profit and loss statement, within 30 days of the end of each such accounting period.

                 3. Promptly provide Lender with such additional information, reports or statements respecting its business operations and financial condition as Lender may reasonable request from time to time. This includes a quarterly aging of accounts receivable and a list of inventory.

         C. INSURANCE. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, business interruption insurance and liability insurance, all to be with such companies and in such amounts satisfactory to Lender and to contain a mortgage clause naming Lender as its interest may appear. Evidence of such insurance will be supplied to Lender.

         D. CORPORATE EXISTENCE AND COMPLIANCE. Maintain its corporate existence in good standing and comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions.

         E. ADVERSE CONDITIONS OR EVENTS. Promptly advise Lender in writing of any condition, event or act which comes to its attention that would or might materially affect Borrower's financial condition, Lender's rights in or to the Collateral under this Agreement or the loan documents, and of any litigation filed against Borrower.

         F.      TAXES. Pay all taxes as the same become due and payable.

         G. MAINTENANCE. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of its business.

         H. REPORTING. Borrower shall submit to Lender within thirty (30) days of the end of each quarter a Certificate in form or substance as is acceptable to Lender executed by an officer of the Corporation certifying that none of the Affirmative or Negative Covenants within this Agreement have been violated during the previous quarterly period and that Borrower has not committed any violation of such Covenants without the prior written consent of Lender.

6. NEGATIVE COVENANTS. So long as Borrower may borrow hereunder and until payment in full of the note and performance of all other obligations of Borrower





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         hereunder, Borrower will not, without the prior written consent of
         Lender, which will not be unreasonably withheld,

         A. CAPITAL EXPENDITURES. Make capital expenditures (including capitalized leases) in excess of $ 900,000.00 during any 12 month period beginning January 1, 1996.

         B. COMPENSATION. Pay by way of salary, bonus, loan or otherwise, aggregate annual compensation in excess of $700,000.00 to Mark McMillan and/or Richard Troutman and/or Drew Congleton and/or any entity affiliated with same.

         C. TRANSFER OF ASSETS. Enter into any merger or consolidation, or sell, lease, assign or otherwise dispose of or transfer any assets except in the normal course of its business.

         D. LIENS. Fail to promptly pay all lawful claims, whether for labor, materials or otherwise.

         E. LOANS. Make any loans, advances (other than minor employee advances) or investments to or in any partnership, joint venture, corporation or other entity or person(s), except for the purchase of obligations of Lender or U.S. Government obligations.

         F. BORROWINGS. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt of another, or otherwise) other than to Lender, except for normal trade debts incurred in the ordinary course of Borrower's business, and the existing indebtedness listed in Exhibit B.

         G. DIVIDENDS. Declare any dividends (other than dividends payable in capital stock of Borrower) on any shares of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of Borrower or in any way amend its capital structure.

         H. EXECUTIVE PERSONNEL. Substantially change its present executive or management personnel including the employment of Mark A. McMillan, contractual or otherwise.

         I. CHARACTER OF BUSINESS. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently and normally conducted.

         J. VIOLATE OTHER COVENANTS. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

         K. INVESTMENTS. Invest in any partnership, joint venture, corporation, or any other asset outside of the Borrower's normal business.

7. EVENTS OF DEFAULT. If one or more of the following events of default shall occur, all outstanding principal plus unpaid interest of the Loan and any other


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         indebtedness of Borrower to Lender shall be due and payable immediately and Lender shall have no further obligation to fund under this Agreement:

         A. Default shall be made in the payment of any installment of principal or interest upon the Note or any other obligation of Borrower to Lender when due and payable, whether at maturity or otherwise; or

         B. Default shall be made in the performance of any term, covenant or agreement contained herein or in any security agreement, deed of trust, mortgage, assignment or other contract securing payment of any indebtedness of Borrower to Lender; or

         C. Any representation or warranty herein contained or in any financial statement, certificate, report or opinion submitted to Lender in connection with the Loan or pursuant to the requirements of this Agreement shall prove to have been incorrect or misleading in any material respect when made; or

         D. Any judgment against Borrower or any attachment or other levy against the property of Borrower with respect to a claim remains unpaid, unstayed on appeal, undischarged, not bonded or not dismissed for a period of 30 days; or

         E. A guarantor shall die or be adjudicated as bankrupt, or there is a substantial change in ownership or control of Borrower; or

         F. Borrower makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of Borrower or any substantial part of its property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower any such action, or Borrower by any act indicates its consent to or approval of any trustee for Borrower or any substantial part of its property, or suffers any such receivership or trustee to continue undischarged;

8.       MISCELLANEOUS.

         A. EXPENSES. Borrower agrees to pay all out-of-pocket expenses of Lender in connection with this Agreement and the collection of the Note. Borrower also agrees to pay all reasonable attorney's fees and all expenses incurred in recording the documents securing the Loan. To the extent not prohibited by applicable law, Borrower will pay all costs and expenses and reimburse Lender for any and all expenditures of every character incurred or expanded from time to time, regardless of whether or not a default shall have occurred, in connection with Lender's evaluating, monitoring, administering and protecting the Collateral, and creating, perfecting and realizing upon Lender's security interest in and liens on the Collateral, and all costs and expenses relating to Lender's exercising any of its rights and remedies hereunder or at law, including, without limitation, all appraisal fees, consulting fees, filing fees,





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                 taxes, brokerage fees and commissions, fees incident to
                 security interest, lien and other title searches and reports, escrow fees, attorney's fees, legal expenses, court costs, auctioneer fees and expenses, other fees and expenses incurred in connection with liquidation or sale of Collateral and all other professional fees. Any amount to be paid hereunder by Borrower to Lender shall be a demand obligation owing by Borrower to Lender and, to the extent not prohibited by applicable law, shall bear interest from the date of expenditure until paid at the maximum nonusurious rate of interest from time to time permitted by applicable law.

         B. CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity shall be cumulative of and may be exercised in addition to any and all other rights of Lender, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of the foregoing covenants and agreements may be waived by Lender but only in writing signed by a a Vice President or higher level officer of Lender. Borrower expressly waives any presentment, demand, protest or other notice of any kind.

                 No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power to be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder.

         C. APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Texas and applicable federal law. The parties hereto intend to conform strictly to the applicable usury laws. In no event shall the amount paid or agreed to be paid to Lender exceed the maximum amount permissible under applicable law.

         D. AMENDMENT. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by a Vice President or higher level officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given. This Agreement is binding upon Borrower, its successors and assigns, and inures to be benefit of Lender, its successors and assigns.

9. ADDITIONAL PROVISIONS (which shall be controlling in the event of any conflict with the preceding provisions).




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         A.      Borrower shall permit Lender to enter upon its operating
                 premises maintained by it and any other location where the Collateral is stored, for the purpose of inspection of the Collateral at reasonable times as the Lender may request from time to time.

         B. An aging of accounts receivable and a list of inventory is required quarterly delivered to Lender within 30 days of the end of each calendar quarter.

         C. Advances under the line of credit will be limited to a borrowing base of 75% of eligible trade accounts receivable 90 days old or less, and 25% of inventory.

Borrower and Guarantor hereby acknowledge and agree that this Agreement is on a parity with the Note of even date herewith in the original principal sum of $2,000,000.00 executed by BODYBILT SEATING, INC., a Texas Corporation, payable to FIRST NATIONAL BANK OF BRYAN, and the undersigned agrees that default on the $2,000,000.00 note or in the payment of the amount due hereunder shall, at the option of First National Bank of Bryan, ipso facto constitute default in the other.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date above first written.

     BodyBilt Seating, Inc.                  The First National Bank of Bryan
---------------------------------            ---------------------------------
          (Borrower)                                      (Lender)

By:                                          By:
   ------------------------------               ------------------------------
Its                                          Its
   ------------------------------               ------------------------------




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           EXHIBIT 10(a)(1) - SCHEDULE OF SIMILAR LOAN AGREEMENTS


Lender:   . . . . . . . . . .     The First National Bank of Bryan
                                  2807 Texas Avenue
                                  PO Box 833
                                  Bryan, Texas 77805
Borrower:   . . . . . . . . .     BodyBilt Seating, Inc.
                                  4455 Carter Creek Parkway
                                  Bryan, Texas 77802
Date:   . . . . . . . . . . .     May 1, 1995
Loan Type:  . . . . . . . . .     Revolving Line of Credit (#033-118-60)
Amount:   . . . . . . . . . .     $1 million
Expiration:   . . . . . . . .     April 30, 1996
Minimum Advance/
Repayment:  . . . . . . . . .     $25,000 until April 30, 1996
Repayment:  . . . . . . . . .     Monthly installments of principal due plus
                                  interest from May 31, 1996 to April 30, 1999